UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2009
PROLIANCE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13894	34-1807383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Gando Drive, New Haven, Connecticut 06513
(Address of principal executive offices, including zip code)
(203) 401-6450
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 5, 2009, Paul R. Lederer informed Proliance International, Inc. (the “Company”) that he would not stand for re-election as a director at the 2009 annual meeting of stockholders. He will continue to serve on the Company’s Board of Directors until the 2009 annual meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: March 11, 2009	By:	/s/ Arlen F. Henock
Arlen F. Henock
Executive Vice President and Chief Financial Officer

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